                              FORM 8-K

                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  February 7, 1994
                                                      ----------------

                  TELEPHONE AND DATA SYSTEMS, INC.
      --------------------------------------------------------
       (Exact name of registrant as specified in its charter)


                 Iowa                   1-8251               36-2669023
           ----------------          -----------           --------------
            (State or other          (Commission           (IRS Employer
            jurisdiction of          File Number)          Identification
            incorporation)                                      No.)



      30 North LaSalle Street, Chicago, Illinois            60603
    ---------------------------------------------        -----------
        (Address of principal executive offices)          (Zip Code)


   Registrant's telephone number, including area code:     (312) 630-1900


                           Not Applicable
                          ---------------
   (Former name or former address, if changed since last report)


      The Exhibit Index is Located on Page 4 of 5 Total Pages.

   Item 5.   Other Events.
             -------------

        On February 4, 1994, the Company announced that a hearing has been ordered by the Federal Communications Commission ("FCC") to determine whether in a previous proceeding involving the application of La Star Cellular Telephone Company for an initial cellular license in a portion of the New Orleans Metropolitan Statistical Area, the Company's 85.1%-owned subsidiary, United States Cellular Corporation, misrepresented facts to, lacked candor in its dealings with, or attempted to mislead the FCC. The hearing will also determine, based on the evidence presented under that issue, whether TDS possesses the requisite character qualifications to retain its cellular license for the Wisconsin Rural Service
   Area Number 8.   TDS was granted interim  authority to
   continue to operate the Wisconsin 8 cellular system pending completion of the hearing.

        This Current Report on Form 8-K is being filed for the purpose of filing the Press Release issued by the Company relating to such hearing as an exhibit.


   Item 7.   Financial Statements and Exhibits
             ---------------------------------

   (c)  Exhibits
        --------

        The exhibit accompanying this report is listed in the accompanying Exhibit Index.

                          SIGNATURES


        Pursuant to the  requirements of the  Securities Exchange
   Act of  1934, the registrant has duly caused this report to be
   signed  on  its  behalf  by  the  undersigned,  thereto   duly
   authorized.




                            Telephone and Data Systems, Inc.
   (Registrant)

   Date:     February 7, 1994


   By:   GREGORY J. WILKINSON
       ------------------------
   Gregory J. Wilkinson
   Vice President and Controller
   (principal accounting officer)

                           EXHIBIT INDEX


   Exhibit Number      Description of Exhibit        Sequentially Numbered Page
   --------------      ----------------------        --------------------------

        99             Press Release dated                     5
                       February 4, 1994